Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
At the end of each interim period, we estimate our annual effective tax rate and apply that rate to our interim earnings. We also record the tax impact of certain unusual or infrequently occurring items, including changes in judgment about valuation allowances and the effects of changes in tax laws or rates, in the interim period in which they occur.
The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in state and foreign jurisdictions, permanent and temporary differences between book and taxable income, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained or as the tax environment changes.
Our effective income tax rate for the nine months ended September 30, 2013 was 34.6% compared with 36.3% for the comparable prior year period. We continued to expand our international operations during the last quarter of 2012 and the first nine months of 2013 with both acquisition related and organic growth in our European segment as well as acquisitions in Canada, which contributed to a lower effective tax rate as a larger proportion of our pretax income was generated in lower rate jurisdictions. In the nine months ended September 30, 2013 and 2012, we recorded favorable discrete tax adjustments of $2.6 million and $1.2 million, respectively. Our favorable discrete tax adjustments during the nine months ended September 30, 2013 and 2012 included $1.6 million and $0.9 million, respectively, related to the revaluation of our net U.K. deferred tax liabilities as a result of reductions in the U.K. corporate income tax rate. In addition, we recorded a $0.9 million favorable deferred tax adjustment in the nine months ended September 30, 2013 resulting from changes in state tax legislation.

Income Taxes
The provision for income taxes consists of the following components (in thousands):

	Year Ended December 31,
	2012	2011	2010
Current:
Federal	$110,825	$97,887	$75,009
State	19,693	14,435	16,552
Foreign	13,202	3,883	2,483
	$143,720	$116,205	$94,044
Deferred:
Federal	$5,824	$8,376	$8,928
State	(647)	919	598
Foreign	(955)	7	(563)
	$4,222	$9,302	$8,963
Provision for income taxes	$147,942	$125,507	$103,007

Income taxes have been based on the following components of income from continuing operations before provision for income taxes (in thousands):

	Year Ended December 31,
	2012	2011	2010
Domestic	$348,150	$319,305	$264,438
Foreign	61,017	16,466	5,687
	$409,167	$335,771	$270,125

The U.S. federal statutory rate is reconciled to the effective tax rate as follows:

	Year Ended December 31,
	2012	2011	2010
U.S. federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of state credits and federal tax impact	3.1%	3.1%	3.4%
Impact of international operations	(2.3)%	(0.8)%	(0.3)%
Non-deductible expenses	0.8%	0.7%	0.3%
Federal production incentives and credits	(0.3)%	(0.4)%	(0.2)%
Revaluation of deferred taxes	(0.3)%	—%	(0.5)%
Other, net	0.2%	(0.2)%	0.4%
Effective tax rate	36.2%	37.4%	38.1%

Undistributed earnings of the Company's foreign subsidiaries amounted to approximately $74 million at December 31, 2012. Those earnings are considered to be indefinitely reinvested, and accordingly no provision for U.S. income taxes has been provided thereon. Upon repatriation of those earnings, in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes (subject to adjustment for foreign tax credits) and potential withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred US income tax liability is not practicable due to the complexities associated with its hypothetical calculation; however, unrecognized foreign tax credits would be available to reduce materially any U.S. liability.
The greater impact of international operations in 2012 compared to 2011 is primarily a result of our expanding international operations as a larger proportion of our pretax income was generated in lower rate jurisdictions.
The significant components of our deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2012	2011
Deferred Tax Assets:
Inventory	$29,523	$22,267
Accrued expenses and reserves	27,361	18,357
Accounts receivable	10,037	10,860
Stock-based compensation	9,442	8,945
Qualified and nonqualified retirement plans	7,476	5,157
Net operating loss carryforwards	4,451	4,722
Interest rate swaps	5,461	3,679
Other	4,711	8,621
	98,462	82,608
Less valuation allowance	(1,631)	(1,911)
Total deferred tax assets	$96,831	$80,697
Deferred Tax Liabilities:
Goodwill and other intangible assets	$64,704	$46,373
Property and equipment	48,994	44,535
Trade name	30,336	32,592
Other	1,428	1,864
Total deferred tax liabilities	$145,462	$125,364
Net deferred tax liability	$(48,631)	$(44,667)

Deferred tax assets and liabilities are reflected on our Consolidated Balance Sheets as follows (in thousands):

	December 31,
	2012	2011
Current deferred tax assets	$53,485	$45,690
Noncurrent deferred tax assets	164	—
Current deferred tax liabilities	5	1,561
Noncurrent deferred tax liabilities	102,275	88,796

Our noncurrent deferred tax assets and current deferred tax liabilities are included in Other Assets and Other Current Liabilities, respectively, on our Consolidated Balance Sheets.
We had net operating loss carryforwards for federal and certain of our state tax jurisdictions, the tax benefits of which total approximately $4.5 million and $4.7 million at December 31, 2012 and 2011, respectively. At both December 31, 2012 and 2011, we had tax credit carryforwards of $1.0 million related to certain of our state tax jurisdictions. As of December 31, 2012 and 2011, a valuation allowance of $1.6 million and $1.9 million, respectively, was recognized for a portion of the deferred tax assets related to net operating loss and tax credit carryforwards. The valuation allowance for net operating loss and tax credit carryforwards decreased by $0.3 million during the year ended December 31, 2012 due to current utilization of some of the underlying tax benefits as well as a change in judgment regarding the realization of the remaining carryforwards. The net operating loss carryforwards expire over the period from 2013 through 2030, while nearly all of the tax credit carryforwards have no expiration. Realization of these deferred tax assets is dependent on the generation of sufficient taxable income prior to the expiration dates. Based on historical and projected operating results, we believe that it is more likely than not that earnings will be sufficient to realize the deferred tax assets for which valuation allowances have not been provided. While we expect to realize the deferred tax assets, net of valuation allowances, changes in estimates of future taxable income or in tax laws may alter this expectation.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in thousands):

	2012	2011	2010
Balance at January 1	$5,497	$5,441	$8,526
Additions based on tax positions related to the current year	973	952	713
Additions for tax positions of prior years	167	192	281
Reductions for tax positions of prior years	(2,379)	—	(86)
Reductions for tax positions of prior years—timing differences	—	—	(2,041)
Lapse of statutes of limitations	(998)	(892)	(1,952)
Settlements with taxing authorities	(957)	(196)	—
Balance at December 31	$2,303	$5,497	$5,441

At December 31, 2012 and 2011, we had accumulated interest and penalties included in gross unrecognized tax benefits of $0.6 million and $1.2 million, respectively. During each of the years ended December 31, 2012, 2011, and 2010, $0.2 million of interest and penalties were recorded through the income tax provision, prior to any reversals for lapses in the statutes of limitations. We had deferred tax assets of $0.1 million and $0.2 million related to the accumulated interest balance as of December 31, 2012 and 2011, respectively. The amount of the unrecognized tax benefits, which if resolved favorably (in whole or in part) would reduce our effective tax rate, is approximately $1.6 million and $3.8 million at December 31, 2012 and 2011, respectively. The balance of unrecognized tax benefits at December 31, 2012 and 2011 also includes $0.7 million and $1.7 million, respectively, of tax benefits that, if recognized, would result in adjustments to deferred taxes.
During the twelve months beginning January 1, 2013, it is reasonably possible that we will reduce gross unrecognized tax benefits by up to approximately $0.4 million, of which approximately $0.3 million would impact our effective tax rate, primarily as a result of the expiration of certain statutes of limitations.
Tax years after 2009 remain subject to examination by the IRS. In the U.K., tax years through 2009 are no longer open to inquiry. For certain of our Canadian subsidiaries, certain tax years from 2008 to 2011 are currently under examination. Tax years from 2009 are subject to income tax examinations by various U.S. state and local jurisdictions. Adjustments from such examinations, if any, are not expected to have a material effect on our consolidated financial statements.